UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

ARKADOS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320

Newark, New Jersey 07103

(Address of Principal Executive Offices)

(862) 373-1988

(Registrant's telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Form 8-K 5-31-13 (Change of Auditors)	1

Item 4.01 Changes in Registrant's Certifying Accountant.

As of May 31, 2013 (the “Effective Date”), and following completion of the sale of substantially all of the assets of the Company to STMicroelectronics, Inc., a Delaware corporation (as reported on Form 8-K filed with the Securities and Exchange Commission on July 12, 2011), the Company terminated its relationship with its auditors, Sherb & Co., LLP (“Sherb”). Other than notification of inability to file timely reports, the Company has not filed any reports with the Securities and Exchange Commission since that time.

Effective May 31, 2013, the Company has retained Liggett, Vogt & Webb P.A. (“LVW”) as its auditors. The Board of Directors recommended and authorized the change.

Sherb's reports through May 31, 2010 (the date of the Company’s most recently filed 10-K) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except for an explanatory paragraph related to an uncertainty regarding the Company’s ability to continue as a going concern. There were no disagreements with Sherb as to any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arkados, would have caused them to make reference thereto in their reports on the financial statements.

We have provided to Sherb a copy of the disclosures made in this Form 8-K and requested that Sherb furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements in this item relating to the relationship with Sherb and if not, stating the respects in which it does not agree.

Sherb's letter to the Securities and Exchange Commission is attached as an exhibit to this Current Report on Form 8-K in accordance with Item 304(a)(3)of Regulation S-B.

During the two most recent fiscal years and through the Effective Date, the Company has not consulted with LVW on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that LVW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 EXHIBITS

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
16	Prior Auditors Consent letter

Form 8-K 5-31-13 (Change of Auditors)	2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKADOS GROUP, INC.

Date: June 6, 2013	By:	/s/ Terrence DeFranco
Terrrence DeFranco
Chief Executive Officer

Form 8-K 5-31-13 (Change of Auditors)	3